Exhibit 99.1

           ANAREN COMPLETES FINAL REVIEW OF INVENTORY VALUATION ERROR

    SYRACUSE, N.Y., Jan. 26 /PRNewswire-FirstCall/ -- Anaren, Inc. (Nasdaq:
ANEN) today reported that it has completed its final review of the inventory valuation error the Company reported on December 1, 2006. The inventory valuation error, which was caused by an incorrect modification of a computer formula used to report the material component of work-in-process inventory, resulted in an overstatement of the Company's inventory and pretax income at September 30, 2006, which was initially estimated to be in the range of $750,000 to $850,000. After completion of its final review, the Company has determined that the cumulative overstatement of inventory at September 30, 2006 was $782,500, within the range previously estimated. Of this amount, $477,091 represents a first quarter fiscal 2007 overstatement of inventory and pretax income and $305,409 relates to the fiscal year ended June 30, 2006. It has also been determined that $290,883 of the $305,409 overstatement in fiscal year 2006 occurred in the second quarter ended December 31, 2005, the quarter in which the formula was incorrectly modified. Management, after consultation with the Company's Audit Committee and independent registered public accounting firm, KPMG LLP, now believes that the $290,883 overstatement is material to the second quarter of fiscal 2006. Therefore, the Company is restating the previously filed financial statements for the fiscal 2006 second quarter ended December 31, 2005, the fiscal year ended June 30, 2006, and the first quarter of fiscal 2007 to correct these errors, and these financial statements should no longer be relied upon.

    (Logo:  http://www.newscom.com/cgi-bin/prnh/20021022/NYTU197LOGO )

    The Company also reported today that upon further and final review of the June 30, 2006 financial statements it was determined by the Company, after consultation with KPMG LLP, that the currency translation portion of the gain on the final closure and liquidation of the Company's discontinued Netherlands operations should have been recorded in the fiscal year 2004 results of operations. The Company, in consultation with KPMG LLP, had previously recorded the gain in the third quarter ended March 31, 2006 results of operations. Accordingly, these financial statements should no longer be relied upon. This gain from discontinued operations of $735,464 is therefore being moved from the June 30, 2006 Consolidated Statement of Operations to the June 30, 2004 Consolidated Statement of Operations.

    The Company, on December 1, 2006 also reported an immaterial tax error originating in fiscal year 2006, which was initially corrected in the first quarter of fiscal 2007 and is now being corrected in the fiscal year 2006 financial statements. The full year overstated tax benefit in fiscal year 2006 was $159,000.

    Income from continuing operations, net income from discontinued operations and net income as restated and previously reported for the effected periods is as follows:

                                              Fiscal Years Ended June 30,
                               ---------------------------------------------------------
                                          2006                          2004
                               ---------------------------   ---------------------------
                                Previously                    Previously
                                 Reported       Restated       Reported       Restated
                               ------------   ------------   ------------   ------------
Income from continuing
 operations                    $ 11,349,278   $ 11,016,869   $  7,666,814   $  7,666,814
Net income from
 discontinued operations            817,177         81,713        290,314      1,025,778
  Net income                   $ 12,166,455   $ 11,098,582   $  7,957,128   $  8,692,592
Diluted income per
 share
  Income from
   continuing operations       $       0.64   $       0.62   $       0.35   $       0.35
  Net income from
   discontinued operations     $       0.05   $       0.01   $       0.01   $       0.05
    Net income                 $       0.69   $       0.63   $       0.36   $       0.40

                                                                  Three Months Ended
                               ---------------------------------------------------------------------------------------
                                    September 30, 2006              March 31, 2006              December 31, 2005
                               ---------------------------   ---------------------------   ---------------------------
                                Previously                    Previously                    Previously
                                 Reported       Restated       Reported       Restated       Reported       Restated
                               ------------   ------------   ------------   ------------   ------------   ------------
Income
 from
 cont
 ops                           $  3,960,769   $  3,760,678   $  3,214,178   $  3,170,604   $  2,229,965   $  2,010,082
Net
 income
 from
 disc ops                                --             --        817,177         81,713             --             --
  Net
   in-
   come                        $  3,960,769   $  3,760,678   $  4,031,355   $  3,252,317   $  2,229,965   $  2,010,082
Diluted
 income
 per share
  Income
   from
   cont
   ops                         $       0.22   $       0.21   $       0.18   $       0.18   $       0.13   $       0.11
  Net
   income
   from
   disc
   ops                         $         --   $         --   $       0.05   $       0.00   $         --   $         --
    Net
     income                    $       0.22   $       0.21   $       0.23   $       0.18   $       0.13   $       0.11

    Previously, on December 1, 2006, the Company reported that management had concluded the Company's disclosure controls and procedures were not effective due to a material weakness in the Company's program change controls related to its work-in-process inventory system at September 30, 2006. After further review, management has now concluded that because the $290,883 overstatement is material to the second quarter ended December 31, 2005, and due to a material weakness in internal control over financial reporting related to accounting for foreign currency translation adjustments for discontinued operations, the Company's disclosure controls and procedures were not effective for the periods ending December 31, 2005, March 31, 2006 and June 30, 2006. Therefore, management's report on Controls and Procedures included in the Company's Quarterly Reports on Form 10-Q for the periods ending December 31, 2005, March 31, 2006, and Management's Report On Internal Control Over Financial Reporting included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2006, should no longer be relied upon.

    As soon as practicable, the Company will file all required amendments to the quarterly and annual periods impacted by these corrections and modifications with the Securities and Exchange Commission.

    The Company has discussed its conclusions regarding the restatement of the Company's financial statements and the effectiveness of the Company's disclosure controls and procedures with its independent registered public accounting firm, KPMG LLP.

    Management continues to believe, as it previously reported on December 1, 2006, that the programming error, which has been corrected and appropriately tested, or any other accounting issue identified in this announcement will not impact the Company's second quarter fiscal year 2007 results. The Company will report fiscal year 2007 second quarter results on Thursday, February 1, 2007, which are expected to be within the range of guidance previously provided by management.

    This Release contains certain "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These "forward-looking statements" include, without limitation, statements regarding the nature and scope of the Company's accounting errors and the effectiveness of its disclosure controls and procedures, statements relating to the Company's restatement of its financial statements, statements relating to the expected impact of the restatements on the Company, and other statements of management's opinion or expectations. These, and other "forward-looking statements", are subject to business and economic risks and uncertainties that could cause actual results to differ materially from those discussed. Actual results may differ materially due to, among other factors, the actual timing and content of the Company's restatements of financial statements and the need for any follow-on actions in connection with the Company's accounting practices, previously filed financial statements, and the impact of the Company's anticipated restatements and the reaction to them from the Company's stockholders and the financial markets in general, as well as changes in economic, business, competitive, technological and/or regulatory factors and trends. Unless required by law, Anaren disclaims any obligation to update or revise any forward-looking statement.

    Anaren designs, manufactures and sells complex microwave signal distribution networks and components to the wireless communications, satellite communications and defense electronics markets. For more information on Anaren's products, visit our Website at http://www.anaren.com.

SOURCE  Anaren, Inc.
    -0-                             01/26/2007
    /CONTACT:  Joseph E. Porcello, VP of Finance of Anaren, Inc.,
+1-315-432-8909/
    /Photo:  NewsCom: http://www.newscom.com/cgi-bin/prnh/20021022/NYTU197LOGO
              AP Archive:  http://photoarchive.ap.org
              PRN Photo Desk, photodesk@prnewswire.com/
    /Web site:  http://www.anaren.com /
    (ANEN)